Supplement Dated February 9, 2022
To The Prospectus Dated April 26, 2021, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 25, 2022, the JNL/Franklin Templeton Global Multisector Bond Fund’s name will change to the JNL/Western Asset Global Multi-Sector Bond Fund and its sub-adviser will change from Franklin Advisers, Inc. to Western Asset Management Company, LLC. In connection with these changes, effective April 25, 2022, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

This Supplement is dated February 9, 2022.